Schedule by Year of Future Minimum Payments under Capital Leases, Together with Present Value of Minimum Lease Payments (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Capital Leased Assets [Line Items]
2012		$ 13
2013		6
Total		19
Less amount representing interest		(1)
Present value of minimum lease payments		18
Less current portion	(9)	(12)	(11)
Noncurrent portion		$ 6